UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  February 10, 2006

JAMDAT Mobile Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50928	95-4791817
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3415 S. Sepulveda Blvd., Suite 700
Los Angeles, CA 90034

(Address of Principal Executive Offices) (Zip Code)

(310) 636-3100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

JAMDAT Mobile Inc. (“JAMDAT”) announced that at a special meeting of stockholders held on February 10, 2006 in Santa Monica, California, JAMDAT stockholders approved the merger agreement whereby Electronic Arts Inc. will acquire JAMDAT.

A copy of the press release issued by JAMDAT on February 13, 2006 making the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by JAMDAT Mobile Inc., dated February 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 13, 2006	JAMDAT Mobile Inc.

/s/ Craig Gatarz
Craig Gatarz
Chief Operating Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release issued by JAMDAT Mobile Inc., dated February 13, 2006.